Exhibit 99.1

Contact:
Mike Willoughby	Todd Fromer / Garth Russell
Chief Executive Officer	Investor Relations
or Thomas J. Madden	KCSA Strategic Communications
Chief Financial Officer	(212) 896-1215 / (212) 896-1250
(972) 881-2900	tfromer@kcsa.com / grussell@kcsa.com

PFSweb Reports Fourth Quarter and Year-End 2012 Results

Full Year 2012 Adjusted EBITDA Nearly Doubles to $12.0 Million Compared to 2011

Allen, Texas, March 27, 2013 — PFSweb, Inc. (Nasdaq: PFSW), an international provider of end-to-end eCommerce solutions, today announced its financial results for the fourth quarter and year ended December 31, 2012.

Mike Willoughby, Chief Executive Officer of PFSweb, stated, “Driven by strong overall eCommerce activity with our existing and new client relationships, PFSweb reported record Service Fee Equivalent Revenue for both the December quarter and calendar year 2012. Meanwhile, we continued to execute on our strategy to achieve scale in our business while increasing operational efficiencies. Those efforts paid off, resulting in the Company nearly doubling its Adjusted EBITDA to $12.0 million for the year ended December 31, 2012, compared to $6.1 million in the year prior.

“During the past four months, we launched six End2End programs for new clients, including sites for BCBGMAXAZRIA, BCBGENERATION, HERVÉ LÉGER BY MAX AZRIA, Pandora and Diageo. We also launched new fulfillment programs for two health and beauty brands under a new master contract with a major consumer packaged goods company. In addition, we continue to have a strong business pipeline with more than $45 million in average annual contract value based on client projections. As a result of the capital investments we made in 2012 to improve the scalability and efficiency of our warehouse, distribution and technology capabilities to handle holiday peak seasons, our operational performance during our fourth quarter was very strong. With our recent holiday success behind us, we are poised to not just meet, but exceed, our clients’ expectations while demonstrating that we can deploy best-in-class eCommerce solutions for our clients and drive value for shareholders,” added Mr. Willoughby.

Summary of consolidated results for the fourth quarter ended December 31, 2012:

•

Service Fee revenue increased 9% to a record level of $35.4 million, compared to $32.5 million for the same period in 2011; Service Fee Equivalent Revenue (as defined) increased 7% to a record level of $38.0 million, compared to $35.4 million for the same period in 2011;

•	Total revenue decreased 12% to $77.0 million, compared to $87.5 million for the fourth quarter of 2011;

•	Adjusted EBITDA (as defined) decreased 2% to $3.8 million, compared to $3.9 million for the same period in 2011;

•	Net income was $0.7 million, or $0.05 per basic and diluted share, compared to net income of $0.8 million, or $0.06 per basic and diluted share, for the fourth quarter of 2011;

•

Non-GAAP net income (as defined) was $1.0 million, or $0.08 and $0.07 per basic and diluted share, respectively, compared to non-GAAP net income of $1.7 million, or $0.13 per basic and diluted share, for the quarter ended December 31, 2011.

Summary of consolidated results for the year ended December 31, 2012:

•

Service Fee revenue increased 26% to a record level of $120.4 million, compared to $95.3 million for the year ended December 31, 2011; Service Fee Equivalent Revenue (as defined) increased 21% to a record level of $130.0 million, compared to $107.1 million for the year ended December 31, 2011;

•	Total revenue decreased 6% to $281.6 million compared to $298.8 million for the year ended December 31, 2011;

•	Adjusted EBITDA (as defined) was $12.0 million compared to $6.1 million for year ended December 31, 2011;

•

Net loss was $1.5 million, or $0.12 per basic and diluted share, compared to a net loss of $4.6 million or $0.36 per basic and diluted share, for year ended December 31, 2011. Net loss for 2012 included approximately $0.9 million of move related expenses and $0.5 million of lease termination costs. Net loss for 2011 included approximately $0.5 million of move related expenses and a $0.9 million loss from discontinued operations related to eCOST.com;

•

Non-GAAP net income (as defined) was $1.1 million, or $0.09 per basic and diluted share, compared to a non-GAAP net loss of $1.7 million, or $0.14 per basic and diluted share, for the year ended December 31, 2011.

Mr. Willoughby continued, “As we announced yesterday, I have assumed the role of CEO from Mark Layton, who is leaving the company to pursue other business opportunities. As part of the transition, the management team and I began a comprehensive review of our business and we have begun implementing a set of new initiatives, including headcount reductions and organizational realignment, new internal systems and procedures to improve operating efficiency, and investing in our agency services business that provides high value to our clients and generates higher margins. We will continue this review to find ways to capture additional profitable revenue and further reduce operating costs throughout the Company. We believe these activities will help ensure PFSweb becomes a sustainably profitable, growing company.”

“I am very pleased with our strong performance to close out 2012. While we are excited by the opportunities we see in 2013, particularly in current client expansion, international markets and the omni-channel arena, we will be challenged by the previously disclosed transition of certain service fee client programs and by reduced product revenues in our Business & Retail Connect Segment. As a result, we are currently targeting calendar year 2013 Service Fee Equivalent Revenue to be in the range of $110 million to $115 million, compared with $130 million in 2012. The initiatives discussed above have enabled us to mitigate much of the impact of this revenue decline on Adjusted EBITDA, which we expect will be in the range of $8 million to $10 million, excluding the impact of any restructuring expenses, which are expected to be primarily recognized in our March 2013 quarter. We further expect the impact of the revenue decline to be primarily focused in our June and September quarters, as we expect to launch new client engagements in the next few months which will positively impact our fourth quarter. With these new clients and the anticipated expansion of several existing clients, we believe we are well positioned for a strong resurgence in calendar year 2014,” Mr. Willoughby concluded.

Conference Call Information

Management will host a conference call at 11:00 am Eastern Time (10:00 am Central Time) on Wednesday, March 27, 2013, to discuss the latest corporate developments and results. To listen to the call, please dial (888) 562-3356 and enter pin number 22248664 at least five minutes before the scheduled start time. Investors can also access the call in a “listen only” mode via the Internet at the Company’s website, www.pfsweb.com or www.kcsa.com. Please allow extra time prior to the call to visit the site and download any necessary audio software.

A digital replay of the conference call will be available through April 29, 2013 at (855) 859-2056, pin number 22248664. The replay also will be available at the Company’s website for a limited time.

Non-GAAP Financial Measures

This news release may contain certain non-GAAP measures, including non-GAAP net income (loss), Earnings Before Interest, Income Taxes, Depreciation and Amortization (“EBITDA”), Adjusted EBITDA and Service Fee Equivalent Revenue.

Non-GAAP net income (loss) represents net income (loss) calculated in accordance with U.S. GAAP as adjusted for the impact of non-cash stock-based compensation expense, loss from discontinued operations, lease termination costs and certain move related expenses.

EBITDA represents earnings (or losses) before loss from discontinued operations, interest, income taxes, depreciation, and amortization. Adjusted EBITDA further eliminates the effect of stock-based compensation, lease termination costs and certain move related expenses.

Service Fee Equivalent Revenue represents service fee revenue plus the gross profit earned on product revenue.

Non-GAAP net income (loss), EBITDA, Adjusted EBITDA and Service Fee Equivalent Revenue are used by management, analysts, investors and other interested parties in evaluating our operating performance compared to that of other companies in our industry. The calculation of non-GAAP net income (loss) eliminates the effect of stock-based compensation, loss from discontinued operations, lease termination costs and certain move related expenses and EBITDA and Adjusted EBITDA further eliminate the effect of financing, income taxes and the accounting effects of capital spending, which items may vary from different companies for reasons unrelated to overall operating performance. Service Fee Equivalent Revenue allows client contracts with similar operational support models but different financial models to be combined as if all contracts were being operated on a service fee revenue basis.

PFSweb believes these non-GAAP measures provide useful information to both management and investors by excluding certain expenses that may not be indicative of its core operating results. These measures should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for, or superior to, GAAP results. The non-GAAP measures included in this press release have been reconciled to the GAAP results in the attached tables.

About PFSweb, Inc.

PFSweb is engaged by iconic brands to enable and manage customized eCommerce and omni-channel commerce initiatives. PFSweb’s iCommerce Hub(SM) technology ecosystem offers retailers a multi-channel order management system that allows partner/client data integration and international payment processing. PFSweb’s iCommerce Professional Service(SM) provides interactive marketing services, eCommerce web site development and support services, IT development services, content management, customer intelligence and relationship and account management services. PFSweb’s iCommerce Centers of Excellence(SM) provides global fulfillment and logistics, high-touch customer care, client financial services and technology hosting.

Together, PFSweb’s iCommerce Solutions allows for international reach and expertise in both direct-to-consumer and business-to-business initiatives. PFSweb supports organizations across multiple industries including Procter & Gamble, L’Oreal, LEGO, Columbia Sportswear, Sorel, Carter’s, AAFES, Riverbed, Ricoh, Hawker Beechcraft Corp, Roots Canada Ltd., Diageo, BCBGMAXAZRIA, BCBGENERATION and HERVÉ LÉGER BY MAX AZRIA. PFSweb is headquartered in Allen, TX with additional locations in Tennessee, Mississippi, Canada, Belgium, and the Philippines.

To find out more about PFSweb (NASDAQ: PFSW), visit the company’s website at http://www.PFSweb.com.

The matters discussed herein consist of forward-looking information under the Private Securities Litigation Reform Act of 1995 and is subject to and involves risks and uncertainties, which could cause actual results to differ materially from the forward-looking information. PFSweb’s Annual Report on Form 10-K for the year ended December 31, 2011 and Quarterly Report on Form 10-Q for the three and nine months ended September 30, 2012 identify certain factors that could cause actual results to differ materially from those projected in any forward looking statements made and investors are advised to review the Annual and Quarterly Reports and the Risk Factors described therein. PFSweb undertakes no obligation to update publicly any forward-looking statement for any reason, even if new information becomes available or other events occur in the future. There may be additional risks that we do not currently view as material or that are not presently known.

(Financial Tables Below)

PFSweb, Inc. and Subsidiaries

Preliminary Unaudited Condensed Consolidated Statements of Operations (A)

(In Thousands, Except Per Share Data)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2012	2011	2012	2011
REVENUES:
Product revenue, net	$28,290	$40,442	$119,740	$162,447
Service fee revenue	35,411	32,526	120,433	95,345
Pass-thru revenue	13,269	14,530	41,390	40,974

Total revenues	76,970	87,498	281,563	298,766

COSTS OF REVENUES:
Cost of product revenue	25,700	37,557	110,183	150,738
Cost of service fee revenue	26,119	24,510	89,249	71,751
Cost of pass-thru revenue	13,269	14,530	41,390	40,974

Total costs of revenues	65,088	76,597	240,822	263,463

Gross profit	11,882	10,901	40,741	35,303
SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	10,813	9,409	40,620	37,512

Income (loss) from operations	1,069	1,492	121	(2,209)
INTEREST EXPENSE, NET	230	316	988	1,085

Income (loss) before income taxes	839	1,176	(867)	(3,294)
INCOME TAX PROVISION	187	93	644	380

INCOME (LOSS) FROM CONTINUING OPERATIONS	652	1,083	(1,511)	(3,674)
LOSS FROM DISCONTINUED OPERATIONS, NET OF TAX	—	(323)	—	(892)

NET INCOME (LOSS)	$652	$760	$(1,511)	$(4,566)

NON-GAAP INCOME (LOSS)	$963	$1,674	$1,130	$(1,724)

NET INCOME (LOSS) PER SHARE:
Basic	$0.05	$0.06	$(0.12)	$(0.36)

Diluted	$0.05	$0.06	$(0.12)	$(0.36)

WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING:
Basic	12,779	12,764	12,777	12,574

Diluted	12,907	12,909	12,777	12,574

EBITDA	$3,482	$3,261	$9,369	$4,135

ADJUSTED EBITDA	$3,793	$3,852	$12,010	$6,085

(A)	The financial data above should be read in conjunction with the audited consolidated financial statements of PFSweb, Inc. included in its Form 10-K for the year ended December 31, 2011.

PFSweb, Inc. and Subsidiaries

Reconciliation of certain Non-GAAP Items to GAAP

(In Thousands, Except Per Share Data)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2012	2011	2012	2011
NET INCOME (LOSS)	$652	$760	$(1,511)	$(4,566)
Loss from discontinued operations, net of tax	—	323	—	892
Income tax expense	187	93	644	380
Interest expense, net	230	316	988	1,085
Depreciation and amortization	2,413	1,769	9,248	6,344

EBITDA	$3,482	$3,261	$9,369	$4,135
Stock-based compensation	311	347	1,325	1,402
Lease terminations costs	—	—	450	—
Move related expenses	—	244	866	548

ADJUSTED EBITDA	$3,793	$3,852	$12,010	$6,085

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2012	2011	2012	2011
NET INCOME (LOSS)	$652	$760	$(1,511)	$(4,566)
Loss from discontinued operations, net of tax	—	323	—	892
Stock-based compensation	311	347	1,325	1,402
Lease terminations costs	—	—	450	—
Move related expenses	—	244	866	548

NON-GAAP INCOME (LOSS)	$963	$1,674	$1,130	$(1,724)

NET INCOME (LOSS) PER SHARE:
Basic	$0.05	$0.06	$(0.12)	$(0.36)

Diluted	$0.05	$0.06	$(0.12)	$(0.36)

NON-GAAP INCOME (LOSS) Per Share:
Basic	$0.08	$0.13	$0.09	$(0.14)

Diluted	$0.07	$0.13	$0.09	$(0.14)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2012	2011	2012	2011
TOTAL REVENUES	$76,970	$87,498	$281,563	$298,766
Pass-thru revenue	(13,269)	(14,530)	(41,390)	(40,974)
Cost of product revenue	(25,700)	(37,557)	(110,183)	(150,738)

SERVICE FEE EQUIVALENT REVENUE	$38,001	$35,411	$129,990	$107,054

PFSweb, Inc. and Subsidiaries

Preliminary Unaudited Condensed Consolidated Balance Sheets

(In Thousands, Except Share Data)

	December 31, 2012	December 31, 2011
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$19,626	$17,695
Restricted cash	283	827
Accounts receivable, net of allowance for doubtful accounts of $450 and $663 at December 31, 2012 and December 31, 2011, respectively	45,684	52,679
Inventories, net of reserves of $1,789 and $1,555 at December 31, 2012 and December 31, 2011, respectively	24,654	30,487
Other receivables	7,676	11,915
Prepaid expenses and other current assets	4,345	4,697

Total current assets	102,268	118,300

PROPERTY AND EQUIPMENT, net	27,917	14,945
OTHER ASSETS	3,286	3,127

Total assets	133,471	136,372

LIABILITIES AND SHAREHOLDERS EQUITY
CURRENT LIABILITIES:
Current portion of long-term debt and capital lease obligations	$16,660	$23,939
Trade accounts payable	40,493	48,544
Deferred revenue	6,648	6,766
Accrued expenses	23,097	18,657

Total current liabilities	86,898	97,906
LONG-TERM DEBT AND CAPITAL LEASE OBLIGATIONS, less current portion	5,400	3,583
DEFERRED REVENUE	7,562	5,908
DEFERRED RENT	5,560	901

Total liabilities	105,420	108,298

COMMITMENTS AND CONTINGENCIES
SHAREHOLDERS’ EQUITY:
Preferred stock, $1.00 par value; 1,000,000 shares authorized; none issued and outstanding	—	—
Common stock, $.001 par value; 35,000,000 shares authorized; 12,812,386 and 12,782,907 shares issued at December 31, 2012 and December 31, 2011, respectively; and 12,778,919 and 12,764,546 shares outstanding as of December 31, 2012 and December 31, 2011, respectively	13	13
Additional paid-in capital	106,018	104,645
Accumulated deficit	(79,409)	(77,898)
Accumulated other comprehensive income	1,554	1,399
Treasury stock at cost, 33,467 and 18,361 shares as of December 31, 2012 and December 31, 2011, respectively	(125)	(85)

Total shareholders’ equity	28,051	28,074

Total liabilities and shareholders’ equity	$133,471	$136,372

PFSweb, Inc. and Subsidiaries

Preliminary Unaudited Consolidating Statements of Operations

For the Three Months Ended December 31, 2012

(In Thousands)

	PFSweb	Business & Retail Connect	Eliminations	Consolidated
REVENUES:
Product revenue, net	$—	$28,290	$—	$28,290
Service fee revenue	35,411	—	—	35,411
Service fee revenue—affiliate	1,776	229	(2,005)	—
Pass-thru revenue	13,269	—	—	13,269

Total revenues	50,456	28,519	(2,005)	76,970

COSTS OF REVENUES:
Cost of product revenue	—	25,700	—	25,700
Cost of service fee revenue	26,866	229	(976)	26,119
Cost of pass-thru revenue	13,269	—	—	13,269

Total costs of revenues	40,135	25,929	(976)	65,088

Gross profit	10,321	2,590	(1,029)	11,882
SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	9,456	2,386	(1,029)	10,813

Income from operations	865	204	—	1,069
INTEREST EXPENSE, NET	63	167	—	230

Income before income taxes	802	37	—	839
INCOME TAX PROVISION	174	13	—	187

NET INCOME	$628	$24	$—	$652

NON-GAAP NET INCOME	$939	$24	$—	$963

EBITDA	$3,243	$239	$—	$3,482

ADJUSTED EBITDA	$3,554	$239	$—	$3,793

A reconciliation of NET INCOME to EBITDA and ADJUSTED EBITDA follows:

NET INCOME	$628	$24	$—	652
Income tax expense	174	13	—	187
Interest expense , net	63	167	—	230
Depreciation and amortization	2,378	35	—	2,413

EBITDA	$3,243	$239	$—	$3,482
Stock-based compensation	311	—	—	311

ADJUSTED EBITDA	$3,554	$239	$—	$3,793

A reconciliation of NET INCOME to NON-GAAP NET INCOME follows:

NET INCOME	$628	$24	$—	$652
Stock-based compensation	311	—	—	311

NON-GAAP NET INCOME	$939	$24	$—	$963

Note: Business and Retail Connect includes our Supplies Distributors and PFSweb Retail Connect operations, which operate similar financial models on behalf of our client relationships.

PFSweb, Inc. and Subsidiaries

Preliminary Unaudited Consolidating Statements of Operations

For the Twelve Months Ended December 31, 2012

(In Thousands)

		Business &
	PFSweb	Retail Connect	Eliminations	Consolidated
REVENUES:
Product revenue, net	$—	$119,740	$—	$119,740
Service fee revenue	120,433	—	—	120,433
Service fee revenue—affiliate	5,397	679	(6,076)	—
Pass-thru revenue	41,390	—	—	41,390

Total revenues	167,220	120,419	(6,076)	281,563

COSTS OF REVENUES:
Cost of product revenue	—	110,183	—	110,183
Cost of service fee revenue	92,196	679	(3,626)	89,249
Cost of pass-thru revenue	41,390	—	—	41,390

Total costs of revenues	133,586	110,862	(3,626)	240,822

Gross profit	33,634	9,557	(2,450)	40,741
SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	35,664	7,406	(2,450)	40,620

Income (loss) from operations	(2,030)	2,151	—	121
INTEREST EXPENSE, NET	203	785	—	988

Income (loss) before income taxes	(2,233)	1,366	—	(867)
INCOME TAX PROVISION	82	562	—	644

NET INCOME (LOSS)	(2,315)	804	—	(1,511)

NON-GAAP NET INCOME	$326	$804	$—	$1,130

EBITDA	$7,117	$2,252	$—	$9,369

ADJUSTED EBITDA	$9,758	$2,252	$—	$12,010

A reconciliation of NET INCOME (LOSS) to EBITDA and ADJUSTED EBITDA follows:

NET INCOME (LOSS)	$(2,315)	$804	$—	(1,511)
Income tax expense	82	562	—	644
Interest expense, net	203	785	—	988
Depreciation and amortization	9,147	101	—	9,248

EBITDA	$7,117	$2,252	$—	$9,369
Stock-based compensation	1,325	—	—	1,325
Lease termination costs	450	—	—	450
Move related expenses	866	—	—	866

ADJUSTED EBITDA	$9,758	$2,252	$—	$12,010

A reconciliation of NET INCOME (LOSS) to NON-GAAP NET INCOME follows:

NET INCOME (LOSS)	$(2,315)	$804	$—	$(1,511)
Stock-based compensation	1,325	—	—	1,325
Lease termination costs	450	—	—	450
Move related expenses	866	—	—	866

NON-GAAP NET INCOME	$326	$804	$—	$1,130

Note: Business and Retail Connect includes our Supplies Distributors and PFSweb Retail Connect operations, which operate similar financial models on behalf of our client relationships. PFSweb and PFSweb Retail Connect include certain ongoing activity formerly reported as eCOST.

PFSweb, Inc. and Subsidiaries

Unaudited Consolidating Statements of Operations

For the Three Months Ended December 31, 2011

(In Thousands)

		Business &
	PFSweb	Retail Connect	eCOST	Eliminations	Consolidated
REVENUES:
Product revenue, net	$—	$40,442	$—	$—	$40,442
Service fee revenue	32,526	—	—	—	32,526
Service fee revenue—affiliate	1,732	—	—	(1,732)	—
Pass-thru revenue	14,530	—	—	—	14,530

Total revenues	48,788	40,442	—	(1,732)	87,498

COSTS OF REVENUES:
Cost of product revenue	—	37,557	—	—	37,557
Cost of service fee revenue	25,463	—	—	(953)	24,510
Cost of pass-thru revenue	14,530	—	—	—	14,530

Total costs of revenues	39,993	37,557	—	(953)	76,597

Gross profit	8,795	2,885	—	(779)	10,901
SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	7,918	2,270	—	(779)	9,409

Income from operations	877	615	—	—	1,492
INTEREST EXPENSE, NET	6	310	—	—	316

Income before income taxes	871	305	—	—	1,176
INCOME TAX PROVISION (BENEFIT)	(51)	144	—	—	93

INCOME FROM CONTINUING OPERATIONS	922	161	—	—	1,083
LOSS FROM DISCONTINUED OPERATIONS, NET OF TAX	—	—	(323)		(323)

NET INCOME (LOSS)	$922	$161	$(323)	$—	$760

NON-GAAP NET INCOME	$1,513	$161	$—	$—	$1,674

EBITDA	$2,629	$632	$—	$—	$3,261

ADJUSTED EBITDA	$3,220	$632	$—	$—	$3,852

A reconciliation of NET INCOME (LOSS) to EBITDA and ADJUSTED EBITDA follows:

NET INCOME (LOSS)	$922	$161	$(323)	$—	760
Loss from discontinued operations, net of tax	—	—	323	—	323
Income tax expense (benefit)	(51)	144	—	—	93
Interest expense, net	6	310	—	—	316
Depreciation and amortization	1,752	17	—	—	1,769

EBITDA	$2,629	$632	$—	$—	$3,261
Stock-based compensation	347	—	—	—	347
Move related expenses	244				244

ADJUSTED EBITDA	$3,220	$632	$—	$—	$3,852

A reconciliation of NET INCOME (LOSS) to NON-GAAP NET INCOME follows:

NET INCOME (LOSS)	$922	$161	$(323)	$—	$760
Loss from discontinued operations, net of tax	—	—	323	—	323
Stock-based compensation	347	—	—	—	347
Move related expenses	244	—	—	—	244

NON-GAAP NET INCOME	$1,513	$161	$—	$—	$1,674

Note: Business and Retail Connect includes our Supplies Distributors and PFSweb Retail Connect operations, which operate similar financial models on behalf of our client relationships. PFSweb and PFSweb Retail Connect include certain ongoing activity formerly reported as eCOST.

PFSweb, Inc. and Subsidiaries

Unaudited Consolidating Statements of Operations

For the Twelve Months Ended December 31, 2011

(In Thousands)

		Business &
	PFSweb	Retail Connect	eCOST	Eliminations	Consolidated
REVENUES:
Product revenue, net	$—	$162,447	$—	$—	$162,447
Service fee revenue	95,345	—	—	—	95,345
Service fee revenue—affiliate	6,501	—	—	(6,501)	—
Pass-thru revenue	40,976	—	—	(2)	40,974

Total revenues	142,822	162,447	—	(6,503)	298,766

COSTS OF REVENUES:
Cost of product revenue	—	150,738	—	—	150,738
Cost of service fee revenue	74,367	—	—	(2,616)	71,751
Cost of pass-thru revenue	40,976	—	—	(2)	40,974

Total costs of revenues	115,343	150,738	—	(2,618)	263,463

Gross profit	27,479	11,709	—	(3,885)	35,303
SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	32,892	8,505	—	(3,885)	37,512

Income (loss) from operations	(5,413)	3,204	—	—	(2,209)
INTEREST EXPENSE (INCOME), NET	(140)	1,225	—	—	1,085

Income (loss) before income taxes	(5,273)	1,979	—	—	(3,294)
INCOME TAX PROVISION (BENEFIT)	(401)	781	—	—	380

INCOME (LOSS) FROM CONTINUING OPERATIONS	(4,872)	1,198	—	—	(3,674)
LOSS FROM DISCONTINUED OPERATIONS, NET OF TAX	—	—	(892)		(892)

NET INCOME (LOSS)	$(4,872)	$1,198	$(892)	$—	$(4,566)

NON-GAAP NET INCOME (LOSS)	$(2,922)	$1,198	$—	$—	$(1,724)

EBITDA	$892	$3,243	$—	$—	$4,135

ADJUSTED EBITDA	$2,842	$3,243	$—	$—	$6,085

A reconciliation of NET INCOME (LOSS) to EBITDA and ADJUSTED EBITDA follows:

NET INCOME (LOSS)	$(4,872)	$1,198	$(892)	$—	(4,566)
Loss from discontinued operations, net of tax	—	—	892	—	892
Income tax expense (benefit)	(401)	781	—	—	380
Interest expense (income), net	(140)	1,225	—	—	1,085
Depreciation and amortization	6,305	39	—	—	6,344

EBITDA	$892	$3,243	$—	$—	$4,135
Stock-based compensation	1,402	—	—	—	1,402
Move related expenses	548				548

ADJUSTED EBITDA	$2,842	$3,243	$—	$—	$6,085

A reconciliation of NET INCOME (LOSS) to NON-GAAP NET INCOME (LOSS) follows:

NET INCOME (LOSS)	$(4,872)	$1,198	$(892)	$—	$(4,566)
Loss from discontinued operations, net of tax	—	—	892	—	892
Stock-based compensation	1,402	—	—	—	1,402
Move related expenses	548				548

NON-GAAP NET INCOME (LOSS)	$(2,922)	$1,198	$—	$—	$(1,724)

Note: Business and Retail Connect includes our Supplies Distributors and PFSweb Retail Connect operations, which operate similar financial models on behalf of our client relationships. PFSweb and PFSweb Retail Connect include certain ongoing activity formerly reported as eCOST.

PFSweb, Inc. and Subsidiaries

Unaudited Condensed Consolidating Balance Sheets

as of December 31, 2012

(In Thousands)

		Business &
	PFSweb	Retail Connect	Eliminations	Consolidated
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$13,079	$6,547	$—	$19,626
Restricted cash	—	283	—	283
Accounts receivable, net	34,831	11,574	(721)	45,684
Inventories, net	—	24,654	—	24,654
Other receivables	—	7,676	—	7,676
Prepaid expenses and other current assets	2,817	1,528	—	4,345

Total current assets	50,727	52,262	(721)	102,268

PROPERTY AND EQUIPMENT, net	27,651	266	—	27,917
RECEIVABLE/INVESTMENT IN AFFILIATES	13,396	—	(13,396)	—
OTHER ASSETS	3,166	120	—	3,286

Total assets	94,940	52,648	(14,117)	133,471

LIABILITIES AND SHAREHOLDERS EQUITY
CURRENT LIABILITIES:
Current portion of long-term debt and capital lease obligations	$13,072	$3,588	$—	$16,660
Trade accounts payable	12,109	29,105	(721)	40,493
Deferred revenue	6,573	75	—	6,648
Accrued expenses	16,743	6,354	—	23,097

Total current liabilities	48,497	39,122	(721)	86,898
LONG-TERM DEBT AND CAPITAL LEASE OBLIGATIONS, less current portion	5,400	—	—	5,400
PAYABLE TO AFFILIATES	—	22,795	(22,795)	—
DEFERRED REVENUE	7,562	—	—	7,562
DEFERRED RENT	5,482	78	—	5,560

Total liabilities	66,941	61,995	(23,516)	105,420

COMMITMENTS AND CONTINGENCIES
SHAREHOLDERS’ EQUITY:
Common stock	13	19	(19)	13
Capital contributions	—	1,000	(1,000)	—
Additional paid-in capital	106,018	28,059	(28,059)	106,018
Retained earnings (accumulated deficit)	(79,461)	(40,606)	40,658	(79,409)
Accumulated other comprehensive income	1,554	2,181	(2,181)	1,554
Treasury stock	(125)	—	—	(125)

Total shareholders’ equity	27,999	(9,347)	9,399	28,051

Total liabilities and shareholders’ equity	$94,940	$52,648	$(14,117)	$133,471

PFSweb, Inc. and Subsidiaries

Unaudited Condensed Consolidating Balance Sheets

as of December 31, 2011

(In Thousands)

		Business &
	PFSweb	Retail Connect	Eliminations	Consolidated
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$12,818	$4,877	$—	$17,695
Restricted cash	138	689	—	827
Accounts receivable, net	35,881	17,133	(335)	52,679
Inventories, net	—	30,487	—	30,487
Other receivables	—	11,915	—	11,915
Prepaid expenses and other current assets	3,273	1,424	—	4,697

Total current assets	52,110	66,525	(335)	118,300

PROPERTY AND EQUIPMENT, net	14,884	61	—	14,945
RECEIVABLE/INVESTMENT IN AFFILIATES	13,130	—	(13,130)	—
OTHER ASSETS	2,973	154	—	3,127

Total assets	83,097	66,740	(13,465)	136,372

LIABILITIES AND SHAREHOLDERS EQUITY
CURRENT LIABILITIES:
Current portion of long-term debt and capital lease obligations	$13,918	$10,021	$—	$23,939
Trade accounts payable	12,089	36,790	(335)	48,544
Deferred revenue	6,749	17	—	6,766
Accrued expenses	11,998	6,659	—	18,657

Total current liabilities	44,754	53,487	(335)	97,906
LONG-TERM DEBT AND CAPITAL LEASE OBLIGATIONS, less current portion	3,513	70	—	3,583
PAYABLE TO AFFILIATES	—	22,495	(22,495)	—
DEFERRED REVENUE	5,908	—	—	5,908
DEFERRED RENT	901	—	—	901

Total liabilities	55,076	76,052	(22,830)	108,298

COMMITMENTS AND CONTINGENCIES
SHAREHOLDERS’ EQUITY:
Common stock	13	19	(19)	13
Capital contributions	—	1,000	(1,000)	—
Additional paid-in capital	104,645	28,059	(28,059)	104,645
Retained earnings (accumulated deficit)	(77,950)	(40,446)	40,498	(77,898)
Accumulated other comprehensive income	1,398	2,056	(2,055)	1,399
Treasury stock	(85)	—	—	(85)

Total shareholders’ equity	28,021	(9,312)	9,365	28,074

Total liabilities and shareholders’ equity	$83,097	$66,740	$(13,465)	$136,372

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